                                                                    Exhibit 10.8

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR IN A TRANSACTION WHICH QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

DATE: SEPTEMBER 7 2000                                       WARRANT TO PURCHASE
                                                             CAPITAL STOCK

                          NEXTRON COMMUNICATIONS, INC.

                             STOCK PURCHASE WARRANT

              NEXTRON COMMUNICATIONS, INC., a California corporation (the "Company"), hereby certifies that, for value received, SAFEGUARD 2000 CAPITAL L.P. (the "holder"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company shares of capital stock of the Company as follows:

              (a) if after September 7, 2000 the Company closes an equity financing, whether public or private, raising not less than $5,000,000 from investors other than the Holder (the "Next Round Financing"), the Holder of this Warrant shall have right to purchase up to a number of shares of capital stock of the class issued in the Next Round Financing ("New Stock") equal to $500,000 divided by the purchase price per share, which shall be equal to the purchase price per share of the New Stock in the Next Round Financing, subject to the provisions of Paragraph 3 hereof; or

              (b) if the Company does not close a Next Round Financing on or before [September 30, 2001], the Holder of this Warrant shall have the right to purchase up to [( )] fully paid and non-assessable shares of common stock, par value $____ per share, of the Company at a purchase price, subject to the provisions of Paragraph 3 hereof, of $___ per share.

              This Warrant may be exercised at any time and from time to time, in whole or in part, during the period beginning the earlier of (x) the closing date of the Next Round Financing or (y) September 30, 2001 and ending on September 7, 2005. The purchase price per share payable under clause (a) or
(b) above is herein called the "Purchase Price." The Purchase Price and the number and character of such shares purchasable hereunder are subject to adjustment as provided below. The term "Warrant Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant. This Warrant is herein called the "Warrant."

              1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder hereof surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its office at 6830 Via Del Oro, Suite 240, San Jose, California 95119, accompanied by payment, in cash, by certified or official bank check or by wire transfer of an amount equal to the Purchase Price multiplied by the number of shares being purchased pursuant to such exercise of the Warrant.

          1.1 Partial Exercise. This Warrant may be exercised for less than the full number of shares of Warrant Stock, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Warrant Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the holder hereof or his nominee (upon payment by such holder of any applicable transfer taxes).

          1.2  Net Issue Exercise.

               (1) In lieu of exercising this Warrant, holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to holder that number of shares of the Company's Warrant Stock computed using the following formula:

                         X = Y(A-B)
                             ------
                               A

Where

          X = the number of shares of Warrant Stock to be issued to Holder.

          Y = the number of shares of Warrant Stock purchasable under this Warrant.

          A = the fair market value of one share of the Warrant Stock.

          B = the Warrant Price (as adjusted to the date of such calculations).

               (2) For purposes of this Section, if the Warrant Stock is the Common Stock of the Company, the fair market value of one share of the Company's Warrant Stock shall be based on the average of the closing price quoted on the principal exchange on which the Common Stock is listed or on Nasdaq or in the "pink sheets", whichever is applicable, for the ten trading days prior to the date of determination of fair market value. If the Warrant Stock is convertible into shares of Common Stock of the Company, the fair market value of one share of the Company's Warrant Stock shall be equal to the average aggregate closing price of the number of shares of the Company's Common Stock that may then be acquired upon conversion of one share of Warrant Stock, based on the average of the closing price quoted on the principal exchange on which the Common Stock is listed or on Nasdaq or in the case of the "pink sheets", whichever is applicable, for the ten trading days prior to the date of determination of fair market value. If no such price quotation is available, the fair market value of the Company's Common Stock shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be agreed by the Company and the holder.

          2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder hereof a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount determined in accordance with Paragraph 3.9 hereof. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.

          3. ANTI-DILUTION PROVISIONS AND OTHER ADJUSTMENTS. In order to prevent dilution of the right granted hereunder, the Purchase Price shall be subject to adjustment from time to time in accordance with this Paragraph 3. Upon each adjustment of the Purchase Price pursuant to this Paragraph 3, the registered Holder of this Warrant shall thereafter be entitled to acquire upon exercise, at the Purchase Price resulting from such adjustment, the number of shares of the Company's Warrant Stock obtainable by multiplying the Purchase Price Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

          3.1 Subdivisions and Combinations. In case the Company shall at any time subdivide, whether by stock split, stock dividend, recapitalization, reorganization or otherwise, its outstanding shares of Warrant Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Warrant Stock of the Company shall be combined by any means into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          3.2 Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Warrant Stock shall be entitled to receiver stock, securities, cash or other property with respect to or in exchange for Warrant Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receiver upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Company's
Warrant Stock as would have been received upon exercise of this Warrant at the Purchase Price then in effect. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Warrant Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Warrant Stock in accordance with such offer. For purposes hereof the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

              3.3. Dividends Not Paid Out of Earnings or Earned Surplus. In the event the Company shall declare a dividend upon the Warrant Stock or, if the Warrant Stock is convertible into Common Stock, the Common Stock (other than a dividend payable in Warrant Stock covered by subparagraph 3.1) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends (including but not limited to the Warrant Stock which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Warrant Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Paragraph 3.2, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

              3.4. Grant, Issue or Sale of Options, Convertible Securities, or Rights. If at any time or from time to time on or after the date of issuance hereof, the Company shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of Warrant Stock or, if the Warrant Stock is convertible into Common Stock, Common Stock of the Company, then the holder of this Warrant shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under Paragraph 3.5) and upon the terms applicable to such Purchase Rights either.

              (i) the aggregate Purchase Rights which such holder could have acquired if it had held the number of shares of Warrant Stock or Common Stock acquirable upon exercise of this Warrant immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Warrant Stock or Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising holder of this Warrant as soon as possible after such exercise and it shall not be necessary for the exercising holder of this Warrant specifically to request delivery of such rights; or

              (ii) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Warrant Stock or Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Company granted, issued or sold such expired Purchase Rights.

              3.5. Notices of Record Date, Etc. In the event that:

                     (1) the Company shall declare any cash dividend upon its Warrant Stock or Common Stock, or

                     (2) the Company shall declare any dividend upon its Warrant Stock or Common Stock payable in stock or make any special dividend or other distribution to the holders of its Warrant Stock or Common Stock, or

                     (3) the Company shall offer for subscription pro rata to the holders of its Warrant Stock or Common Stock any additional shares of stock of any class or other rights, or

                     (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Warrant Stock or Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, or

                     (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in connection with such event, the Company shall give to the holder of this Warrant:

              (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

              (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Warrant Stock or Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Warrant Stock or Common Stock shall be entitled to exchange their Warrant Stock or Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

              3.6. Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Purchase Price as otherwise determined pursuant to any of the provisions of this Section 3 except in the case of a combination of shares of a type contemplated in Paragraph 3.1 and then in no event to an amount larger than the Purchase Price as adjusted pursuant to Paragraph 3.1.

              3.7. Fractional Shares. The Company shall not issue fractions of shares of Warrant Stock upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a share of Warrant Stock would, except for the provisions of this Paragraph 3.5, be issuable upon exercise of this Warrant, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed (i) if the Warrant Stock is listed on any national securities exchange on the basis of the last sales price of the Warrant Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the date of conversion, or (ii) if the Warrant Stock shall not be listed, on the basis of the mean between the closing bid and asked prices for the Warrant Stock on the date of conversion as reported by Nasdaq, or its successor, and if there are not such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors of the Company.

              3.8. Officers' Statement as to Adjustments. Whenever the Purchase Price shall be adjusted as provided in Section 3 hereof, the Company shall forthwith file at each office designated for the exercise of this Warrant, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment and the Purchase Price that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record holder of this Warrant at its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Paragraph 3.3, such notice shall be included as part of the notice required to be mailed and published under the provisions of Paragraph 3.3 hereof.

              4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

              5. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant and other similar Warrants, such number of its duly authorized shares of Warrant Stock as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding. All of the shares of Warrant Stock issuable upon exercise of this Warrant, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully-paid and non-assessable.

              6. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

              7. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

              8. REGISTRATION RIGHTS. The Company hereby grants to the holder of this Warrant and its successors and permitted assigns the registration rights contained in Section 2 of the Investors' Agreement, the terms of which are hereby incorporated by reference in this Warrant with a same effect as if set forth herein in their entirety.

              9. NEGOTIABILITY. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

              (a) Subject to the legend appearing on the first page hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery. Absent an effective registration statement under the Securities Act of 1933, as amended (the "Act"), covering the disposition of this Warrant or the shares of Warrant Stock issued or issuable upon exercise hereof, the holder will not sell or transfer any or all of such Warrant or shares, as the case may be, without first providing the Company with an opinion of counsel (which may be counsel for the Company) to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. Each certificate representing shares of Warrant Stock issued pursuant to this Warrant, unless at the same time of exercise such Warrant Shares are registered under the Act, shall bear a legend in substantially the following form on the face thereof:

              THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY BE TRANSFERRED OR RESOLD ONLY IN COMPLIANCE WITH SUCH SECURITIES LAWS.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a certificate issued upon completion of a distribution under a registration statement covering the securities represented shall also bear such legend unless, in the opinion of counsel to the Company, the securities represented thereby may be transferred as contemplated by such holder without violation of the registration requirements of the Act.

              (b) Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

              (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

              (d) Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a shareholder of the Company with respect to shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights; and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

              (e) The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or conversion or delivery of certificates for Warrant Stock in a name other than that of the registered holder of this Warrant or to issue or deliver any certificates for Common Stock upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the holder of this Warrant or until it has been established to the Company's satisfaction that no such tax or charge is due.

              11. REPRESENTATIONS AND WARRANTIES. This Warrant is issued and delivered on the basis of the following:

              (a) Authorization and Delivery. This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

            (b) Warrant Shares. The shares of Warrant Stock to be issued pursuant to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

            (c) Rights and Privileges. The rights, preferences, privileges and restrictions granted to or imposed upon such shares of Warrant Stock and the holders thereof are as set forth herein and in the Company's Certificate of Incorporation, true and complete copies of which have been delivered to the original warrant holder; and

            (d) No Inconsistency. The execution and delivery of this Warrant are not, and the issuance of the shares of Warrant Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

            12. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this paragraph) is exchangeable, upon the surrender hereof by the holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Warrant Stock of the Company which may be subscribed for and purchased hereunder.

            13. MAILING OF NOTICES. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

            14. HEADINGS. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

            15. CHANGE, WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

            16. GOVERNING LAW. This warrant shall be construed and enforced in accordance with the laws of the state of California.


                                          NEXTRON COMMUNICATIONS, INC.

                                       By: /s/ JEFFREY M. TABLAK
                                          ---------------------------
                                       Name: Jeffrey M. Tablak
                                       Title: CEO

Dated: August 8, 2000

Attest:

/s/ SCOTT JENSEN
----------------------------
Scott Jensen

                  [To be signed only upon exercise of Warrant]

To___________________.

       The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________ shares of Warrant Stock of ___________ and herewith makes payment of $____ therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to __________, whose address is___________.

Dated:
      ------------------

                                        ----------------------------------------


                                        By
                                          --------------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant)

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                  [To be signed only upon transfer of Warrant]

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________ the right represented by the within Warrant to purchase the _____ shares of the Warrant Stock of _______________to which the within Warrant relates, and appoints ____________ attorney to transfer said right on the books of _______________ with full power of substitution in the premises.

Dated:
      -------------------

                                        ----------------------------------------

                                        By
                                          --------------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant)

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------
In the presence of


---------------------------------
Signature Guarantee